UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2008

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Fixed Income Shares, Inc.

Government STIF Portfolio

April 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007		Ending Account Value April 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Government STIF Portfolio	$1,000	$1,000	$1,017.68	$1,024.71	$0.15	$0.15

*	Expenses are equal to the classes’ annualized expense ratio of 0.03%. Hypothetical expense is equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

April 30, 2008

	Yield *	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.9%

U.S. Government & Government Sponsored Agency Obligations –75.1%
Federal Farm Credit Bank
2/11/09 (a)	2.61%	$20,000	$20,000,000
1/23/09 (a)	2.75%	14,000	13,992,991
Federal Farm Credit Discount Notes
5/23/08	1.98%-2.16%	19,146	19,121,933
5/19/08	1.96%	25,000	24,975,625
5/02/08	2.00%	8,949	8,948,503
7/11/08	2.07%	12,370	12,319,841
9/18/08	2.15%	10,000	9,917,167
6/06/08	2.19%	6,265	6,251,374
Federal Home Loan Bank
8/20/08	4.89%	10,000	10,079,099
Federal Home Loan Bank Discount Notes
5/02/08	2.14%-2.15%	21,058	21,056,745
5/07/08	2.05%-2.71%	60,519	60,495,991
5/14/08	2.05%-2.32%	55,000	54,957,407
5/16/08	2.05%-2.66%	40,000	39,963,375
5/28/08	2.02%-2.08%	45,000	44,931,263
6/04/08	2.05%-2.40%	51,537	51,432,575
6/11/08	2.07%-2.25%	76,000	75,815,956
7/09/08	2.06%-2.08%	19,072	18,996,699
5/08/08	2.00%	25,000	24,990,278
6/06/08	2.04%	10,000	9,979,600
5/09/08	2.05%	9,900	9,895,490
6/18/08	2.05%	25,000	24,932,000
6/13/08	2.07%	30,000	29,926,183
6/20/08	2.07%	20,000	19,942,778
6/25/08	2.07%	25,000	24,921,319
6/27/08	2.07%	15,000	14,951,075
6/05/08	2.62%	7,953	7,932,897

2	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

	Yield *	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Discount Notes
5/12/08	2.31%-2.75%	$39,361	$39,329,537
6/09/08	2.21%-2.25%	30,000	29,927,720
7/14/08	2.06%-2.07%	41,444	41,268,625
5/19/08	2.05%	12,421	12,408,268
7/28/08	2.05%	25,000	24,875,333
7/31/08	2.06%	22,265	22,149,624
7/11/08	2.07%	20,000	19,918,744
7/21/08	2.07%	27,576	27,448,151
7/03/08	2.09%	15,000	14,945,400
8/04/08	2.12%	25,000	24,860,799
8/29/08	2.14%	10,000	9,929,333
9/08/08	2.14%	10,000	9,923,444
8/22/08	2.15%	15,000	14,899,713
9/10/08	2.15%	15,000	14,882,850
6/27/08	2.21%	10,000	9,965,167
5/27/08	2.26%	7,000	6,988,625
6/02/08	2.40%	16,470	16,435,010
5/05/08	2.72%	10,000	9,997,000
Federal National Mortgage Association
6/15/08	5.25%	25,000	25,092,423
Federal National Mortgage Association Discount Notes
5/23/08	2.11%-2.15%	53,765	53,695,459
7/09/08	2.04%-2.06%	40,695	40,535,816
6/18/08	2.07%	28,300	28,222,269
7/25/08	2.07%	13,678	13,611,472
7/16/08	2.08%	29,450	29,322,106
6/25/08	2.09%	15,000	14,952,333
5/15/08	2.10%	15,000	14,987,750
5/21/08	2.11%	11,500	11,486,583
5/30/08	2.11%	7,003	6,991,153
6/12/08	2.14%	15,000	14,962,725
8/01/08	2.15%	20,000	19,891,133
5/13/08	2.36%	11,234	11,225,200
5/14/08	2.55%	11,000	10,989,911
5/05/08	2.56%	11,415	11,411,766
5/07/08	2.75%	28,000	27,987,213

			1,346,246,819

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	3

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Repurchase Agreements – 24.8%
Bank of America, 2.10%, dated 4/21/08 due 5/5/08 in the amount of $20,012,833 (collateralized by $19,742,000 FHLMC, 5.30%, due 5/12/20, value $20,400,659)	$20,000	$20,000,000
Bank of America, 2.15%, dated 4/14/08 due 5/9/08 in the amount of $30,044,792 (collateralized by $30,715,000 FHLB, 2.19%, due 1/28/09, value $30,603,556)	30,000	30,000,000
Bank of America, 2.20%, dated 4/14/08 due 5/2/08 in the amount of $30,033,000 (collateralized by $30,715,000 FHLB, 2.19%, due 1/28/09, value $30,603,556)	30,000	30,000,000
Barclays Bank, 2.05%, dated 4/29/08 due 6/3/08 in the amount of $10,017,722 (collateralized by $10,089,000 FNMA, 3.55%, due 2/25/11, value $10,200,985)	10,000	10,000,000
Barclays Bank, 2.15%, dated 3/18/08 due 6/16/08 in the amount of $10,017,722 (collateralized by $10,089,000 FNMA, 3.55%, due 2/25/11, value $10,200,985)	10,000	10,000,000

4	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Barclays Bank, 2.15%, dated 4/15/08 due 5/15/08 in the amount of $15,026,875 (collateralized by $15,010,000 FHLMC, 6.00%, due 9/19/16, value $15,300,794)	$15,000	$15,000,000
Barclays Bank, 2.20%, dated 4/10/08 due 5/9/08 in the amount of $10,017,722 (collateralized by $10,089,000 FNMA, 3.55%, due 2/25/11, value $10,200,985)	10,000	10,000,000
Barclays Bank, 2.25%, dated 4/4/08 due 5/5/08 in the amount of $25,048,438 (collateralized by $25,016,000 FHLMC, 6.00%, due 9/19/16, value $25,500,643)	25,000	25,000,000
Barclays Bank, 2.40%, dated 3/13/08 due 5/12/08 in the amount of $10,040,000 (collateralized by $10,089,000 FNMA, 3.55%, due 2/25/11, value $10,200,985)	10,000	10,000,000
Citigroup Global Markets, 2.05%, dated 4/29/08 due 5/29/08 in the amount of $30,051,250 (collateralized by $30,681,000 FHLMC, 3.25%, due 3/10/10, value $30,600,428)	30,000	30,000,000
Citigroup Global Markets, 2.10%, dated 4/21/08 due 5/8/08 in the amount of $20,019,833 (collateralized by $20,454,000 FHLMC, 3.25%, due 3/10/10, value $20,400,285)	20,000	20,000,000

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	5

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse, 2.06%, dated 4/22/08 due 5/13/08 in the amount of $30,036,050 (collateralized by $30,710,000 FHLB, 0.00%, due 5/2/08 to 7/30/08, value $30,601,754)	$30,000	$30,000,000
Credit Suisse, 2.20%, dated 4/11/08 due 5/2/08 in the amount of $20,025,667 (collateralized by $20,505,000 FHLB, 0.00%, due 7/30/08, value $20,400,424)	20,000	20,000,000
Credit Suisse, 2.22%, dated 4/11/08 due 5/1/08 in the amount of $30,037,000 (collateralized by $30,760,000 FHLB, 0.00%, due 7/30/08, value $30,603,124)	30,000	30,000,000
Dresdner Bank, 2.10%, dated 4/22/08 due 5/13/08 in the amount of $50,061,250 (collateralized by $46,390,000 FHLB & U.S. Treasury Inflation Index, 0.00% to 2.375%, due 12/18/15 to 1/15/27, value $51,005,410)	50,000	50,000,000
Dresdner Bank, 2.17%, dated 4/11/08 due 5/13/08 in the amount of $15,028,933 (collateralized by $13,845,000 U.S. Treasury Inflation Index, 2.375%, due 1/15/27, value $15,301,392)	15,000	15,000,000

6	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC Bank, 1.85%, dated 4/30/08 due 5/1/08 in the amount of $59,003,032 (collateralized by $43,920,000 U.S. Treasury Bond, 8.125%, due 8/15/19, value $60,184,934)	$59,000	$59,000,000
Merrill Lynch, 2.20%, dated 4/8/08 due 5/1/08 in the amount of $30,042,167 (collateralized by $30,711,000 FAMC & FHLMC, 0.00%, due 5/1/08 to 12/31/08, value $30,800,892)	30,000	30,000,000

		444,000,000

Total Investments –99.9%
(cost $1,790,246,819)		1,790,246,819
Other assets less liabilities – 0.1%		1,247,136

Net Assets – 100.0%		$1,791,493,955

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2008.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:
FAMC	– Federal Agricultural Mortgage Corporation
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
See	notes to financial statements.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008

Assets
Investments in securities, at value (cost $1,790,246,819)	$1,790,246,819
Cash	296,719
Interest receivable	1,013,928

Total assets	1,791,557,466

Liabilities
Administrative fee payable	27,296
Printing fee payable	11,494
Legal fee payable	11,447
Custody fee payable	6,493
Audit fee payable	3,343
Accrued expenses	3,438

Total liabilities	63,511

Net Assets	$1,791,493,955

Composition of Net Assets
Capital stock, at par	$895,728
Additional paid-in capital	1,790,559,546
Accumulated net realized gain on investment transactions	38,681

Net Assets	$1,791,493,955

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	1,791,455,274

Net Asset Value per share	$1.00

8	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2008

Investment Income
Interest	$44,241,223

Expenses
Custodian	107,746
Administrative	67,296
Legal	45,962
Audit	38,276
Printing	18,846
Directors’ fees	15,811
Registration fees	6,920
Transfer agency	2,783
Miscellaneous	19,118

Total expenses	322,758

Net investment income	43,918,465

Realized Gain on Investment Transactions
Net realized gain on investment transactions	39,101

Net Increase in Net Assets from Operations	$43,957,566

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2008	December 13, 2006(a) to April 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,918,465	$16,900,501
Net realized gain (loss) on investment transactions	39,101	(420)

Net increase in net assets from operations	43,957,566	16,900,081
Dividends to Shareholders from:
Net investment income	(43,918,465)	(16,900,501)
Capital Stock Transactions:
Net increase	644,220,489	1,147,234,785

Total increase	644,259,590	1,147,234,365
Net Assets:
Beginning of period	1,147,234,365	– 0 –

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,791,493,955	$1,147,234,365

(a)	Commencement of operations.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of one offered series, Government STIF Portfolio (the “Portfolio” ), which commenced operations on December 13, 2006. The Prime STIF Portfolio, formerly an offered series of the Fund, ceased operations on February 29, 2008. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

The Fund declares dividends daily from net investment income paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

5. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	11

Notes to Financial Statements

repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Portfolio paid $67,296 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended April 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $950 for the year ended April 30, 2008.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

As of April 30, 2008, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended April 30, 2008 and April 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$43,918,465	$16,900,501

Total taxable distributions	43,918,465	16,900,501

Total distributions paid	$43,918,465	$16,900,501

As of April 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$38,681

Total Accumulated Earnings	38,681

12	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Notes to Financial Statements

NOTE D

Capital Stock

Each class consists of 32,500,000,000 authorized shares. Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2008	December 13, 2006(a) to April 30, 2007

Class A
Shares sold	16,442,916,437	5,692,536,473

Shares issued in reinvestment of dividends	43,918,465	16,900,501

Shares redeemed	(15,842,614,413)	(4,562,202,189)

Net increase	644,220,489	1,147,234,785

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	13

Notes to Financial Statements

against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

14	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Notes to Financial Statements

NOTE G

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On October 31, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on the federal income tax return for the open tax year (tax year ended April 30, 2007 until present) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	15

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended April 30, 2008	December 13, 2006(a) to April 30, 2007

Net asset value, beginning of period	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.04	.02
Net realized and unrealized gain on investment transactions(c)	.00	.00

Net increase in net asset value from operations	.04	.02

Less: Dividends
Dividends from net investment income	(.04)	(.02)

Net asset value, end of period	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(d)	4.40%	1.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 1,791,494	$ 1,147,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03%	.06	%(e)
Expenses, before waivers/reimbursements	.03%	.07	%(e)
Net investment income	4.16%	5.14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding
(c)	Amount is less than $0.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized
(e)	Annualized.

16	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Fixed Income Shares, Inc. – Government STIF Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Government STIF Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Fixed Income Shares, Inc.) as of April 30, 2008, the statement of operations for the year end then ended and the statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government STIF Portfolio at April 30, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 16, 2008

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	17

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 100% of its ordinary dividends as qualified interest income.

18	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Edward Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.
(2)	Retiring effective June 30, 2008.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	19

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE and (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2006)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	98	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., +, # 75 Chairman of the Board (1990)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	100	None

20	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Management of the Fund

MANAGEMENT OF THE FUND

(continued from previous page)

NAME, ADDRESS*, AGE and (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, #,**** 78 (1993)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	99	None

John H. Dobkin, # 66 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	98	None

Michael J. Downey, # 64 (2006)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	98	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	21

Management of the Fund

MANAGEMENT OF THE FUND

(continued from previous page)

NAME, ADDRESS*, AGE and (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 72 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	98	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	98	None

Marshall C. Turner, Jr., # 66 (2006)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

22	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Management of the Fund

MANAGEMENT OF THE FUND

(continued from previous page)

NAME, ADDRESS*, AGE and (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, member of Advisory Board of Sustainable Forestry Management Limited.	98	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

+	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

****	Retiring effective June 30, 2008.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	23

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera, 52	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Edward Dombrowski, 30	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2003.

John Giaquinta, 44	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2003.

Thomas R. Manley, 56	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

24	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of the Government STIF Portfolio (the “Portfolio”) of the Fund at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors noted that the Portfolio is a money market fund used for the short-term investment of cash portions of institutional client accounts of the Adviser, including most of the AllianceBernstein Funds (the “Investing Clients”). The directors also noted that no advisory fee is payable by the Portfolio except that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the request of the Portfolio by employees of the Adviser or its affiliates and that a similar provision is included in the Adviser’s advisory agreements with most of the AllianceBernstein Funds. However, the directors also noted that the Adviser is indirectly compensated for its services to the Portfolio by the Investing Clients. The Investing Clients pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	25

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement (zero). The directors noted that the Adviser did not seek reimbursement for the Portfolio’s initial fiscal period ended April 30, 2007. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors did not consider historical information about the profitability of the Portfolio to the Adviser as the Portfolio did not commence operations until December 2006. The directors noted, however, that they did review 2006 profitability information for the AllianceBernstein Funds that invest in the Portfolio and had been satisfied that such profitability was not unreasonable. The directors also considered that the Adviser bears certain costs in order to provide services to the Portfolio.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the expense reimbursements payable

26	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

under the Advisory Agreement (noting that the advisory fee for the Portfolio is zero). The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio and that transfer agency fees are paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also noted that the Adviser is compensated by the AllianceBernstein Funds that invest in the Portfolio for providing advisory services to them. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Portfolio as compared to the Lipper Money Market Funds Average (the “Lipper Average”), in each case for the period ended July 31, 2007 for the since inception period (December 2006 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and Performance Universe in the since inception period and that the Portfolio outperformed the Lipper Average in the since inception period. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors also reviewed certain information showing the fees paid to the Adviser by the AllianceBernstein Funds that invest in the Portfolio and the fees paid to the Adviser by other money market funds advised by the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that although the fees paid by the Investing Clients to the Adviser vary, the portion of such fees deemed by the Adviser to be attributable to cash management services is the same for each Investing Client.

In considering the fee arrangements in respect of the Portfolio (including the payments to the Adviser by the Investing Clients), the directors took into account the complexity of investment management for the Portfolio relative to other types of funds. The directors evaluated the process of investing in the Portfolio as compared to investments in other types of securities. Based on their

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	27

review, the directors concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The trustees reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients higher fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered information provided by Lipper showing the total non-advisory expense ratio of the Portfolio compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by the Portfolio, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The non-advisory expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year non-advisory expense ratio. The directors recognized that the non-advisory expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors took note that it was likely that the non-advisory expense ratios of some funds in the Portfolio’s Lipper category also were lowered by reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors noted that the Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the AllianceBernstein Funds that invest in the Portfolio incorporate breakpoints.

28	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio and AllianceBernstein Prime STIF Portfolio of (each a “Portfolio” and collectively the “Portfolios”), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2 The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

ADVISORY FEES AND EXPENSE REIMBURSEMENTS & RATIOS

The Portfolios are not charged a fee by the Adviser for advisory services. The Portfolios are meant to provide an investment option to institutional clients of the Adviser, including most of the AllianceBernstein Mutual Funds, for short-term investment of uninvested cash. The Portfolios are intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.
2	Future references to the Portfolios do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	29

and predictable returns while reducing expenses for clients. The Adviser will be indirectly compensated for its services to these Portfolios by compensation the Adviser receives from institutional clients that invest in the Portfolios.

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Government STIF Portfolio	$810.4
Prime STIF Portfolio	$630.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios. During the most recently completed fiscal year, the Adviser was entitled to receive the amounts set forth below from the Portfolios but waived the amounts in its entirety:

Portfolio	Amount	As a % of Average Daily Net Assets
Government STIF Portfolio	$26,000	0.006%
Prime STIF Portfolio	$26,667	0.003%

Set forth below are the total expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Total Expense Ratio	Fiscal Year
Government STIF Portfolio	0.07%	April 30
Prime STIF Portfolio	0.11%	April 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed by the Portfolios for a

30	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

portion of these expenses. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to an institutional account that has a somewhat similar investment style as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as that of the Portfolios.

The Adviser manages AllianceBernstein Exchange Reserves, a retail mutual fund that has a similar investment style as that of Prime STIF Portfolio. Set forth below is the advisory fee schedule of AllianceBernstein Exchange Reserves:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Prime STIF Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to utilize AVPS Money Market Portfolio, which has a similar investment style as that of the Prime STIF Portfolio, as the investment option underlying their insurance contracts. The following table shows the fee schedule of AVPS Money Market Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Prime STIF Portfolio	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	31

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, which has a somewhat similar investment strategy as that of Prime STIF Portfolio:

Portfolio	Luxembourg Fund	Fee Schedule[3]
Prime STIF Portfolio	Short Maturity Dollar
	Class A	1.05% on 1st €100MM4 1.00% on next €100MM 0.95% on the balance
	Class I (Institutional)	0.50% on the 1st €100MM 0.45% on the next €100MM 0.40% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as that of Prime STIF Portfolio:

Portfolio		Sub-advised Fund Fee Schedule
Prime STIF Portfolio	Client # 1[5]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter

It is fair to note that the services the Adviser provides to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolios. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolios at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the

3	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

4	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 2, 2007 by Reuters was €1 per $1.4154. At that currency exchange rate, €100 million would be equivalent to approximately $141.5 million. €200 million would be equivalent to approximately $283.8 million.

5	This sub-advised fund has a more restrictive investment style than Prime STIF Portfolio; the fund invests primarily in high-quality municipal short-term securities.

32	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

“Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolios.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of the Portfolios’ Lipper Expense Group (“EG”)6 and Lipper Expense Universe (“EU”)7 peers. Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolios do not pay an advisory fee, the Portfolios’ total expense ratios are compared to the non-management fee expense ratios, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of the Portfolios’ EG and EU peers that pay an advisory fee. The result of Lipper’s comparison is set forth below:

Portfolio	Expense Ratio (%)	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.060	0.201	1/12	0.203	1/144
Prime STIF Portfolio	0.100	0.267	1/11	0.205	7/110

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser did not report historical profitability information for the Portfolios since the Portfolios commenced operations late in December 2006.

6	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	33

In addition to the indirect profits that the Adviser earns from the managing assets of institutional clients that utilize the Portfolios to invest short-term cash, certain of the Adviser’s affiliates have a business relationship with the Portfolios and earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship.

The Portfolios pay an annual fee of $20 per account to AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, with a minimum annual charge of $18,000 ($9,000 for each Portfolio). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolios do not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,8 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 9 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale

8	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

9	The Deli study was originally published in 2002 based on 1997 data.

34	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services (described in Section II) to the Portfolios.

The information below, prepared by Lipper, shows the since inception net performance returns of the Portfolios relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) for the period ended July 31, 2007.10 It should be noted that the Portfolios have zero advisory fees and lower transfer agency fees compared to their peers. As a result, the Portfolios’ net performance return rankings benefit from the Portfolios’ low expenses in comparison to their peers.

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF
Since Inception[11]	3.06	2.99	2.99	1/11	4/54
Prime STIF
Since Inception[11]	3.09	3.00	3.03	1/11	12/128

Set forth below are the since inception12 performance returns of the Portfolios (in bold) versus their benchmarks:13

Periods Ending July 31, 2007 Annualized Performance Since Inception (%)
Government STIF Portfolio	3.33
Lipper Money Market Funds Average	2.62
Inception Date: December 13, 2006

Prime STIF Portfolio	3.51
Lipper Money Market Funds Average	2.62
Inception Date: December 4, 2006

10	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

11	Nearest month end after inception date.

12	The benchmark since inception performance returns are from the nearest month-end after the Portfolios’ inception date. In contrast to the benchmarks, the Portfolios’ since inception performance returns are from the Portfolios’ actual inception dates.

13	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2007.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	35

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

36	• ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC. •	37

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0151-0408

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related
		Audit Fees	Fees	Tax Fees
AB Fixed Income Shares

Prime STIF Portfolio	2007	$32,500	$1,138	$4,000
	2008	N/A	N/A	$14,000

Government STIF Portfolio	2007	$32,500	$1,138	$4,000
	2008	$34,100	$1,195	$14,100

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed Income Shares

Prime STIF Portfolio	2007	$973,567	$126,469
			$(122,469)
			$(4,000)

	2008	$1,166,251	$158,764
			$(144,764)
			$(14,000)

Government STIF Portfolio	2007	$973,567	$126,469
			$(122,469)
			$(4,000)

	2008	$1,167,546	$160,059
			$(145,959)
			$(14,100)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed Income Shares, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 30, 2008